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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Inktomi Corporation of our report dated October 21, 1999 relating to the financial statements of Inktomi Corporation which appears in Inktomi Corporation's 1999 Annual Report on Form 10-K.

                                         PricewaterhouseCoopers LLP

                                         /S/ PRICEWATERHOUSE COOPERS LLP

San Francisco, California
July 24, 2000